Exhibit 10.12

Sales Contract

Purchaser (Party A): Shandong Zhidali Industrial Co., Ltd.	Contract Signed Location: Beijing
Supplier (Party B): Beijing Xinlianyu Technology Co., Ltd.	Contract Signed Date: 08/14/2010
(Collectively, the “parties”)

    Upon negotiation, the parties have agreed to the following terms:

Name	Model	Unit	Amount	Unit Price ￥	Total Price￥	Delivery Date
Chips for Remote	V9-RMC8702B	Pieces	500	1.99	995
The following is left blank

Total Purchase Price		￥995.00

1.	Quality Inspection and Acceptance: Follow the technology Specifications
2.	Requirements for Supplier and Raw Materials:
3.	Requirements for Packing and Costs:
4.	Delivery Manner, Location and Costs:
5.	Payment Settlement and Time: Payable upon Delivery
6.	Liabilities: Follow the Economic Contract Law
7.	Miscellaneous:
8.	This Contract shall executed in two copies with one copy to each party (faxed copy shall deem original) and shall be effective upon the parties’ signatures.

Valid Through: 12/31/2011

Purchaser [Seal]	Supplier [Seal]
Name: Shandong Zhidali Co., Ltd.	Name: Beijing Xinlianyu Technology Co., Ltd.
Address: Zhidali Technology Zone, 1 Zhidali Road, Economy Development Zone, Tengzhou City, Shandong Province	Address: 2 Shang’ao Shijizhongxin, Bldg A, Ste. 1601, Xisanqi, Changping District, Beijing
Corporate Representative:	Corporate Representative:
Agent:	Agent:
Tel.:	Tel.: (86)1-(illegible)
Fax: 0632-3957333	Fax: (illegible)
Bank:	Bank: China Agricultural Bank Changping District Branch Xisanqi Office
Bank Account:	Bank Account: 11-082201040031622
Zip Code:	Zip Code: 10096
[Corporate Seal ]	[Corporate Seal-Seal for Contract Only]